UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Semi-Annual Report
April 30, 2026

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the
Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of April 30, 2026, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve normally invests in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Vince Fioramonti, CFA, Megan Miller, CFA, Michael J. Schueller, CFA, Xin (“Steven”) Zhao, FRM

Average annual total returns (%) as of April 30, 2026[1]

	6 months	1 year	5 year	10 year
Based on market value	15.06	38.79	13.54	11.45
Based on net asset value (NAV)	10.75	34.16	13.22	10.55
Global Dividend Opportunity Blended Index[2]	6.73	26.35	9.46	10.65
MSCI ACWI (Net)†	7.75	31.00	10.68	12.25
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
The Fund’s annualized expense ratio for the six months ended April 30, 2026, was 2.08% which includes 0.89% of dividends on securities sold short and interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% MSCI All Country World Index (ACWI) (Net) and 20% ICE
BofA U.S. High Yield Constrained Index††. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity
Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

†† The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2026. ICE Data Indices, LLC. All rights reserved.

FRM®(Financial Risk Manager) designation is a trademark owned by the Global Association of Risk Professionals (GARP).
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2026[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.

4 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 15.06% for the six-month period that ended April 30, 2026. During the same period, the Fund’s return based on its net asset value (NAV) was 10.75%. Based on both its market value and NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index, which returned 6.73% for the period.
Global equities were mixed to end 2025 and begin 2026.
Global equity returns were volatile over the six months that ended April 30, 2026, as financial markets carried forward strong momentum from late 2025 to early 2026, were disrupted by volatile geopolitical headlines related to the conflict in the Middle East, and then sharply rebounded in April. For the past six months, international value stocks outperformed growth stocks by 10.2%, with the MSCI ACWI Value Index* gaining 13.0% and the MSCI ACWI Growth Index** returning 2.8%. The Fund’s equity sleeve historically has outperformed the benchmark MSCI ACWI (Net) when value outperforms growth, as occurred over the trailing six-month period.
Annualized gross domestic product (GDP) in the G20 (Group of Twenty) area expanded by 3.4% during the fourth quarter of 2025, ticking up slightly from the 3.1% growth of the prior quarter. Economic growth rebounded sharply in Japan and Mexico, and activity strengthened in Australia, Brazil, China, Germany, and Italy. In contrast, Canada’s and Korea’s economies contracted, while growth slowed in the United States, Turkey, France, and India. U.S. real GDP growth slowed sharply during the fourth quarter, expanding at a 0.7% annualized rate, a steep deceleration from the prior quarter’s robust 4.4% GDP growth. The slowdown reflected weaker exports, a moderation in consumer spending, and a pronounced decline in government spending, largely attributed to the quarter’s record-long federal government shutdown. U.S. consumer confidence deteriorated during the first quarter, with rising energy prices, tariff-related concerns, and higher inflation expectations weighing heavily on sentiment.
In March, the U.S. Federal Open Market Committee (FOMC) left the federal funds rate unchanged at a 3.50-3.75% target range, signaling a continued “high-rate stalemate” as policymakers balanced steady but moderating growth against persistent inflation and a cooling labor market. The cautious global economic outlook prompted several major central banks to keep policy rates steady during the first quarter. The Bank of England maintained its policy rate at 3.75%, China maintained the base interest rate on one-year loans at 3.0%, the European Central Bank kept its policy rate at 2.0%, and the Bank of Japan held its policy rate at 0.75%.
To deliver a higher dividend relative to the benchmark, the equity sleeve has greater exposure to dividend payers and less exposure to growth companies that do not pay dividends. The equity sleeve was overweight in Europe and Latin America as these regions have more stocks that pay a higher dividend. The equity sleeve was underweight the North American and Asia Pacific ex Japan markets. The strategy maintains an overweight to the financials, real estate, and utilities sectors while it is underweight the industrials, communications services, and materials sectors.

Ten largest holdings (%) as of April 30, 2026[1]
NVIDIA Corp.	4.62
Alphabet, Inc. Class A	3.97
Apple, Inc.	3.17
Microsoft Corp.	2.77
Taiwan Semiconductor Manufacturing Co. Ltd.	2.53
Broadcom, Inc.	2.39
Amazon.com, Inc.	2.35
Samsung Electronics Co. Ltd.	1.98
Citigroup, Inc.	1.78
Sompo Holdings, Inc.	1.75

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve benefited from stock selection within financials, health care, and utilities.
Positive stock selection within the financials sector contributed to significant returns for the portfolio. Plus500 Ltd., surged 49%, while Citigroup, Inc. and Virtu Financial, Inc. returned 27% and 44%, respectively. Two health care holdings, Merck & Co., Inc.*** and Bristol-Myers Squibb Co., generated strong earnings and returned 42% and 34%, respectively. Within utilities, Engie SA and UGI Corp.*** rallied 46% and 11%, respectively. The equity sleeve also benefited from an underweight to consumer staples.
*
The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries and Emerging
Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables:  book value to price, 12-month forward earnings to price and dividend yield. You cannot invest directly into an index.

**
The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and
Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables:  long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
You cannot invest directly into an index.

***	This security was no longer held at the end of the reporting period.

Allspring Global Dividend Opportunity Fund | 5

Performance highlights (unaudited)
Stock selection within consumer discretionary, information technology, and materials detracted from relative performance.
Negative stock selection within consumer discretionary detracted from performance over the period. Specifically, Sony Group Corp. and Booking Holdings, Inc. sold off 28% and 17%, respectively. Two holdings within IT fell over the course of the quarter:  Atlassian Corp. declined 57% and Pegasystems, Inc. fell 38%. The portfolio’s underweight to the industrials sector also detracted from performance.
The global economy is volatile and uncertain.
As we began 2026, global equity markets were balancing the line between bullish optimism and growing investor caution. U.S. stocks hovered near record highs, supported by resilient corporate earnings, sustained momentum in artificial intelligence (AI) innovation, and improving visibility about monetary policy. Despite this positive backdrop, investors remained vigilant about persistent inflation, tariff risks, margin pressures, and signs of labor market weakness.
During the first quarter, concerns emerged around the scale and sustainability of AI-related capital spending, particularly as continued datacenter expansion coincided with rising energy costs and heightened scrutiny of capital intensity, financing structures, and return on invested capital. January’s geopolitical uncertainty rattled markets as the U.S. captured Venezuelan President Maduro and tensions flared between the U.S. and NATO allies over tariff threats and President Trump’s bid to acquire Greenland. Volatility spiked even further in March as military conflict between the U.S., Israel, and Iran pushed commodity prices higher and triggered a risk-off response across financial markets.
Looking ahead to the remainder of 2026, we anticipate volatile and range-bound market conditions in the near term as investors weigh moderating growth, restrictive financial conditions, fiscal challenges, and geopolitical tensions against durable secular tailwinds. Structural themes such as AI adoption, datacenter expansion, electrification, grid modernization, and infrastructure resilience remain firmly intact and continue to attract long-term capital despite periodic market dislocations. We believe this environment will continue to create opportunities to invest in high-quality businesses with strong fundamentals at reasonable valuations. We will continue to diligently focus on company fundamentals and disciplined portfolio risk management while neutralizing our exposures to macroeconomic and geopolitical risks where possible.
Sector allocation as of April 30, 2026[1]

25%
Information technology
19%
Financials
10%
Communications
9%
Industrials
7%
Consumer discretionary
7%
Health care
5%
Energy
4%
Utilities
3%
Consumer, cyclical
3%
Consumer, non-cyclical
3%
Real estate
2%
Consumer staples
2%
Materials
1%
Technology

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The Fund’s option overlay detracted from performance.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio creates a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global equity markets and in above-average volatility environments.
Global equity markets were volatile, but positive during this six-month period with the MSCI ACWI (Net) returning 7.75%. The performance in
*
The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 6.85% and 5.95%, respectively, from October 31, 2025 to April 30, 2026. You cannot invest directly in an index.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
equities caused option-implied volatility, as measured by the VIX Index*, to be mixed over the six-month period. The VIX Index was relatively steady early in the period, largely attributed to strong equity market performance and limited macroeconomic surprises. During the first quarter of 2026, the VIX rose as equity markets rotated away from the AI theme and geopolitical conflict arose in the Middle East. Following the first-quarter decline, equity markets sharply rebounded in April, as the MSCI ACWI (Net) posted a 10.2% return, and the VIX fell. The option overlay detracted from the Fund’s performance on an absolute basis during the period.
Credit quality as of April 30, 2026[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

U.S. economy slowed modestly amid elevated policy uncertainty.
Over the past six months, U.S. economic growth slowed but remained resilient, continuing to grow near its longer-run trend, while inflation remained above the Federal Reserve’s (Fed’s) target. Following three rate cuts totaling 75 basis points (bps; 100 bps equal 1.00%), in the second half of 2025, the Fed held policy rates steady during the period as it evaluated progress on inflation and broader economic conditions. The U.S. labor market showed signs of gradual cooling but remained resilient, supported by solid household balance sheets. Policy uncertainty stayed elevated as trade, fiscal, and regulatory initiatives evolved, while ongoing geopolitical tensions in the Middle East contributed to periodic market volatility and heightened risk sensitivity.
In the six-month period that ended April 30, 2026, the ICE BofA U.S. High Yield Constrained Index returned 2.31%, driven by coupon income. Credit spreads began the period at relatively tight levels, limiting the scope for broad-based compression. CCC-rated bonds underperformed BB- and B-rated credits, largely reflecting weakness in the distressed segment of the CCC cohort, which weighed on overall returns. While default rates remained manageable, pockets of stress persisted among issuers with high leverage, near-term maturities, or weaker free cash flow generation.
The high yield sleeve moved up the credit rating spectrum.
Over the past six months, the high yield sleeve increased its allocation to higher-quality credits by adding exposure to BBB-rated bonds while reducing allocations to lower-rated cohorts. During the period, the sleeve increased exposure to the insurance and banking sectors and reduced exposure to the communications and electric sectors.
High yield sleeve outperformance was driven by security selection.
The Fund’s high yield sleeve outperformed the ICE BofA U.S. High Yield Constrained Index in the six-month period that ended April 30, 2026, driven by positive security selection. Enviva, Inc. and Multi-Color Corp.** added the most to relative performance, while Paramount Global and Cornerstone Building Brands, Inc.** detracted the most from performance. Among sectors, an underweight to capital goods and overweight to utilities were most additive to relative performance while an underweight to energy and an overweight to banking were most detrimental.
Geographic allocation as of April 30, 2026[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Leverage had a positive impact.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this period. As of April 30,
*
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.
**This security was no longer held at the end of the reporting period.

Allspring Global Dividend Opportunity Fund | 7

Performance highlights (unaudited)
2026, the Fund had approximately 13.6% leverage as a percentage of total assets.
Higher-quality high yield credits are expected to weather uncertainty.
While overall issuer fundamentals remain relatively healthy, leverage and coverage metrics have begun to modestly weaken. The outlook for high yield remains constructive, although this is reflected in tight spreads.
Fiscal stimulus is expected to support economic growth, offset by higher gasoline prices and a likely pause in further rate cuts. At the same time, accelerating investment in AI-related infrastructure should continue to underpin growth into 2027, despite ongoing geopolitical uncertainty surrounding Iran. Absolute yields remain attractive relative to history, supporting the potential for income-driven returns even amid volatility. We believe disciplined security selection will be essential in navigating this phase of the cycle.

8 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.05%
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37%	4-20-2055	$140,000	$142,100
Total asset-backed securities (Cost $140,000)				142,100

	Shares
Common stocks: 92.84%
Australia: 0.95%
Fortescue Ltd. (Materials, Metals & mining)	193,571	2,789,952
Brazil: 2.35%
Axia Energia SA (Utilities, Electric utilities)	268,738	3,367,501
BB Seguridade Participacoes SA (Financials, Insurance)	517,623	3,541,554
		6,909,055
Canada: 1.55%
Power Corp. of Canada (Financials, Insurance)	81,682	4,556,898
China: 2.03%
China Construction Bank Corp. Class H (Financials, Banks)	2,867,000	3,236,267
Ping An Insurance Group Co. of China Ltd. Class H (Financials, Insurance)	336,000	2,731,041
		5,967,308
France: 5.33%
Bouygues SA (Industrials, Construction & engineering)	73,707	4,359,014
Capgemini SE (Information technology, IT services)	19,790	2,406,787
Engie SA (Utilities, Multi-utilities)	90,489	2,982,746
Publicis Groupe SA (Communication services, Media)	33,078	3,090,718
Sanofi SA (Health care, Pharmaceuticals)	29,842	2,795,620
		15,634,885
Germany: 2.68%
Mercedes-Benz Group AG (Consumer discretionary, Automobiles)	44,240	2,578,754
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials, Insurance)	4,326	2,587,691
Siemens AG (Industrials, Industrial conglomerates)	9,080	2,698,223
		7,864,668
Ireland: 3.31%
Accenture PLC Class A (Information technology, IT services)	11,762	2,101,987
nVent Electric PLC (Industrials, Electrical equipment)	21,343	3,049,914
Seagate Technology Holdings PLC (Information technology, Technology hardware, storage & peripherals)	6,759	4,553,133
		9,705,034
Israel: 1.08%
Plus500 Ltd. (Financials, Capital markets)	52,302	3,177,013
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 9

Portfolio of investments—April 30, 2026 (unaudited)

	Shares	Value
Italy: 2.04%
Enel SpA (Utilities, Electric utilities)	335,252	$3,914,296
UniCredit SpA (Financials, Banks)	26,778	2,069,467
		5,983,763
Japan: 4.63%
Astellas Pharma, Inc. (Health care, Pharmaceuticals)	168,300	2,385,104
Recruit Holdings Co. Ltd. (Industrials, Professional services)	68,700	3,182,525
Sompo Holdings, Inc. (Financials, Insurance)	138,100	5,139,447
Sony Group Corp. (Consumer discretionary, Household durables)	144,200	2,889,095
		13,596,171
Netherlands: 1.05%
ING Groep NV (Financials, Banks)	105,925	3,065,615
Singapore: 0.81%
Singapore Telecommunications Ltd. (Communication services, Diversified telecommunication services)	656,300	2,376,986
South Korea: 1.98%
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	38,617	5,815,241
Spain: 1.30%
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	172,914	3,818,356
Taiwan: 2.53%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	18,775	7,436,027
United Kingdom: 2.72%
3i Group PLC (Financials, Capital markets)	71,834	2,498,223
Barclays PLC (Financials, Banks)	472,760	2,778,841
Rio Tinto PLC (Materials, Metals & mining)	26,964	2,716,259
		7,993,323
United States: 56.50%
Aegon Ltd. (Financials, Insurance)	334,813	2,774,461
Alphabet, Inc. Class A (Communication services, Interactive media & services)#	30,290	11,655,592
Amazon.com, Inc. (Consumer discretionary, Broadline retail)†#	26,030	6,899,512
Amphenol Corp. Class A (Information technology, Electronic equipment, instruments & components)#	12,027	1,771,216
APA Corp. (Energy, Oil, gas & consumable fuels)#	74,932	3,051,980
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	34,282	9,302,421
Arista Networks, Inc. (Information technology, Communications equipment)†#	19,374	3,346,083
AT&T, Inc. (Communication services, Diversified telecommunication services)#	131,371	3,432,724
Atlassian Corp. Class A (Information technology, Software)†#	32,189	2,207,843
The accompanying notes are an integral part of these financial statements.
10 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Shares	Value
United States(continued)
Booking Holdings, Inc. (Consumer discretionary, Hotels, restaurants & leisure)#	20,340	$3,424,442
Bristol-Myers Squibb Co. (Health care, Pharmaceuticals)#	60,558	3,669,209
Brixmor Property Group, Inc. (Real estate, Retail REITs)#	138,339	4,162,620
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	16,795	7,010,737
Carpenter Technology Corp. (Industrials, Aerospace & defense)#	7,149	3,061,202
Citigroup, Inc. (Financials, Banks)#	40,843	5,227,087
Citizens Financial Group, Inc. (Financials, Banks)#	49,318	3,208,136
Edwards Lifesciences Corp. (Health care, Health care equipment & supplies)†#	41,918	3,500,153
Eli Lilly & Co. (Health care, Pharmaceuticals)	3,792	3,544,003
Enviva, Inc. (Acquired 12-06-2024, cost $81,126) (Energy, Oil, gas & consumable fuels)†˃	14,868	286,209
Ferguson Enterprises, Inc. (Industrials, Trading companies & distributors)#	11,402	3,052,429
Gap, Inc. (Consumer discretionary, Specialty retail)#	77,268	1,900,020
General Motors Co. (Consumer discretionary, Automobiles)#	41,221	3,169,483
Gilead Sciences, Inc. (Health care, Biotechnology)#	25,312	3,311,822
International Business Machines Corp. (Information technology, IT services)	13,161	3,039,928
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	1,893	3,313,413
Meta Platforms, Inc. Class A (Communication services, Interactive media & services)#	5,736	3,509,916
Microsoft Corp. (Information technology, Software)	19,924	8,124,609
Modivcare Topco LLC (Health care, Health care providers & services)†	17,721	99,681
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	68,033	13,577,346
Okta, Inc. (Information technology, IT services)†	30,744	2,264,296
Omega Healthcare Investors, Inc. (Real estate, Health care REITs)	73,942	3,473,056
Pegasystems, Inc. (Information technology, Software)	53,974	1,972,750
Pfizer, Inc. (Health care, Pharmaceuticals)	109,709	2,929,230
Regeneron Pharmaceuticals, Inc. (Health care, Biotechnology)	3,886	2,747,635
Sunococorp LLC (Energy, Oil, gas & consumable fuels)	42,447	2,830,366
Target Corp. (Consumer staples, Consumer staples distribution & retail)	25,932	3,364,677
TD SYNNEX Corp. (Information technology, Electronic equipment, instruments & components)	17,420	3,974,896
Tesla, Inc. (Consumer discretionary, Automobiles)†	6,808	2,598,137
United Parcel Service, Inc. Class B (Industrials, Air freight & logistics)	26,305	2,861,984
Valmont Industries, Inc. (Industrials, Construction & engineering)	5,984	3,040,111
VICI Properties, Inc. Class A (Real estate, Specialized REITs)	110,534	3,227,593
Virtu Financial, Inc. Class A (Financials, Capital markets)	62,151	3,086,419
Walmart, Inc. (Consumer staples, Consumer staples distribution & retail)	21,656	2,857,076
		165,862,503
Total common stocks (Cost $185,081,051)		272,552,798
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 11

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 15.69%
United States: 15.69%
AdaptHealth LLC (Consumer, non-cyclical, Pharmaceuticals)144A	5.13%	3-1-2030	$205,000	$199,363
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	7.50	2-15-2033	230,000	235,277
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	8.25	4-15-2031	40,000	41,725
ADT Security Corp. (Consumer, non-cyclical, Commercial services)144A	5.88	10-15-2033	100,000	98,515
Advance Auto Parts, Inc. (Consumer, cyclical, Retail)144A	7.38	8-1-2033	260,000	268,276
AES Corp. (5 Year Treasury Constant Maturity+2.89%) (Utilities, Electric)±	6.95	7-15-2055	120,000	117,066
AES Corp. (5 Year Treasury Constant Maturity+3.20%) (Utilities, Electric)±	7.60	1-15-2055	145,000	147,716
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas)144A	7.50	10-1-2029	115,000	120,140
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (Financial, Insurance)144A	7.38	10-1-2032	570,000	560,076
Allied Universal Holdco LLC (Consumer, non-cyclical, Commercial services)144A	7.88	2-15-2031	185,000	194,041
American Axle & Manufacturing, Inc. (Consumer, cyclical, Auto parts & equipment)	5.00	10-1-2029	150,000	145,754
American Axle & Manufacturing, Inc. (Consumer, cyclical, Auto parts & equipment)144A	7.75	10-15-2033	105,000	102,514
AmWINS Group, Inc. (Financial, Insurance)144A	6.38	2-15-2029	130,000	131,515
Antero Midstream Partners LP/Antero Midstream Finance Corp. (Energy, Pipelines)144A	5.75	10-15-2033	120,000	119,763
APLD ComputeCo 2 LLC (Communications, Telecommunications)144A	6.75	3-15-2031	145,000	143,558
Arches Buyer, Inc. (Communications, Internet)144A	4.25	6-1-2028	105,000	102,759
Arches Buyer, Inc. (Communications, Internet)144A	6.13	12-1-2028	275,000	267,367
Archrock Partners LP/Archrock Partners Finance Corp. (Energy, Oil & gas services)144A	6.63	9-1-2032	205,000	210,936
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	4.00	9-1-2029	220,000	205,901
Ashton Woods USA LLC/Ashton Woods Finance Co. (Consumer, cyclical, Home builders)144A	6.88	8-1-2033	260,000	255,107
Asurion LLC/Asurion Co-Issuer, Inc. (Financial, Insurance)144A	8.00	12-31-2032	85,000	88,790
Asurion LLC/Asurion Co-Issuer, Inc. (Financial, Insurance)144A	8.38	2-1-2034	235,000	231,853
AthenaHealth Group, Inc. (Technology, Software)144A	6.50	2-15-2030	455,000	433,682
Athene Holding Ltd. (5 Year Treasury Constant Maturity+2.58%) (Financial, Insurance)±	6.88	6-28-2055	150,000	145,562
Azorra Finance Ltd. (Financial, Diversified financial services)144A	7.25	1-15-2031	75,000	76,825
Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance (Financial, Insurance)144A	7.13	5-15-2031	140,000	141,747
Beach Acquisition Bidco LLC (PIK at 10.75%) (Consumer, cyclical, Apparel)144A¥	10.00	7-15-2033	353,918	389,313
Black Pearl Compute LLC (Communications, Telecommunications)144A	6.13	2-15-2031	145,000	147,115
Blackstone Mortgage Trust, Inc. (Financial, REITs)144A	7.75	12-1-2029	185,000	196,237
The accompanying notes are an integral part of these financial statements.
12 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Block, Inc. (Consumer, non-cyclical, Commercial services)	6.50%	5-15-2032	$250,000	$254,763
Brandywine Operating Partnership LP (Financial, REITs)	6.13	1-15-2031	100,000	93,069
Brandywine Operating Partnership LP (Financial, REITs)	8.88	4-12-2029	135,000	141,290
Bristow Group, Inc. (Energy, Oil & gas services)144A	6.75	2-1-2033	240,000	244,221
Broadstreet Partners Group LLC (Financial, Insurance)144A	5.88	4-15-2029	300,000	295,409
California Resources Corp. (Energy, Oil & gas)144A	7.00	1-15-2034	170,000	173,473
California Resources Corp. (Energy, Oil & gas)144A	8.25	6-15-2029	153,000	159,539
Carvana Co. (Consumer, cyclical, Retail)144A	9.00	6-1-2030	395,000	410,900
Carvana Co. (Consumer, cyclical, Retail)144A	9.00	6-1-2031	145,000	160,406
Caturus Energy LLC (Energy, Oil & gas)144A	8.50	2-15-2030	55,000	57,507
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.25	1-15-2034	350,000	293,564
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.50	8-15-2030	825,000	769,531
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	105,000	92,207
Celanese U.S. Holdings LLC (Basic materials, Chemicals)	6.50	4-15-2030	255,000	260,846
Celanese U.S. Holdings LLC (Basic materials, Chemicals)	7.38	7-15-2032	115,000	121,875
Central Garden & Pet Co. (Consumer, cyclical, Housewares)	4.13	10-15-2030	125,000	118,053
Century Communities, Inc. (Consumer, cyclical, Home builders)144A	6.63	9-15-2033	145,000	144,272
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	7.50	1-1-2030	115,000	119,385
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	9.50	1-1-2031	135,000	141,902
Chemours Co. (Basic materials, Chemicals)144A	7.88	3-15-2034	125,000	127,827
Chemours Co. (Basic materials, Chemicals)144A	8.00	1-15-2033	245,000	252,519
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.25	5-15-2030	130,000	122,751
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.00	1-15-2029	150,000	148,812
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.88	4-15-2029	155,000	152,496
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	10.88	1-15-2032	112,000	120,287
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	6.75	5-1-2031	210,000	214,792
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	7.00	8-1-2032	445,000	459,894
Citigroup, Inc. Series HH (5 Year Treasury Constant Maturity+3.00%) (Financial, Banks)ʊ±	6.63	2-15-2031	575,000	582,048
Clean Harbors, Inc. (Industrial, Environmental control)144A	6.38	2-1-2031	165,000	167,927
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	7.13	2-15-2031	355,000	369,062
Cleveland-Cliffs, Inc. (Basic materials, Iron/steel)144A	7.00	3-15-2032	375,000	374,766
Cloud Software Group, Inc. (Technology, Software)144A	8.25	6-30-2032	335,000	318,263
Cloud Software Group, Inc. (Technology, Software)144A	9.00	9-30-2029	260,000	255,290
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	8.75	4-15-2030	270,000	244,978
Concentra Health Services, Inc. (Consumer, non-cyclical, Healthcare- services)144A	6.88	7-15-2032	300,000	310,887
Core Scientific Finance I LLC (Communications, Telecommunications)144A%%	7.75	5-15-2031	150,000	149,626
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2029	230,000	239,602
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 13

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
CoreWeave, Inc. (Technology, Software)144A	9.00%	2-1-2031	$250,000	$248,415
CoreWeave, Inc. (Technology, Software)144A	9.75	10-1-2031	120,000	120,695
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	5.50	6-15-2031	75,000	74,086
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	7.50	12-15-2033	335,000	356,184
CSC Holdings LLC (Communications, Media)144A	3.38	2-15-2031	205,000	119,156
CSC Holdings LLC (Communications, Media)144A	5.50	4-15-2027	250,000	210,886
CSC Holdings LLC (Communications, Media)144A	5.75	1-15-2030	120,000	42,608
CSC Holdings LLC (Communications, Media)144A	11.25	5-15-2028	165,000	134,193
DaVita, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.88	9-1-2032	495,000	510,935
Diebold Nixdorf, Inc. (Technology, Computers)144A	7.75	3-31-2030	215,000	225,850
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc. (Communications, Media)144A	5.88	8-15-2027	60,000	60,045
Discovery Global Holdings, Inc. (Consumer, cyclical, Entertainment)	4.05	3-15-2029	180,000	175,181
Discovery Global Holdings, Inc. (Consumer, cyclical, Entertainment)	4.28	3-15-2032	110,000	99,630
Discovery Global Holdings, Inc. (Consumer, cyclical, Entertainment)	5.05	3-15-2042	145,000	103,462
DISH DBS Corp. (Communications, Media)144A	5.75	12-1-2028	110,000	108,074
DISH Network Corp. (Communications, Media)144A	11.75	11-15-2027	380,000	392,274
Duke Energy Corp. (5 Year Treasury Constant Maturity+2.59%) (Utilities, Electric)±	6.45	9-1-2054	275,000	287,307
EchoStar Corp. (PIK at 6.75%) (Communications, Media)¥	6.75	11-30-2030	622,275	631,371
Edged Compute LLC (Communications, Telecommunications)144A	7.50	4-30-2031	150,000	147,077
Edison International (5 Year Treasury Constant Maturity+3.86%) (Utilities, Electric)±	8.13	6-15-2053	165,000	169,279
Ellucian Holdings, Inc. (Technology, Software)144A	6.50	12-1-2029	110,000	108,193
EMRLD Borrower LP/Emerald Co-Issuer, Inc. (Industrial, Building materials)144A	6.63	12-15-2030	280,000	286,658
Encore Capital Group, Inc. (Financial, Diversified financial services)144A	9.25	4-1-2029	200,000	209,000
Endo Finance Holdings LP (Consumer, non-cyclical, Pharmaceuticals)144A	8.50	4-15-2031	285,000	302,114
Energizer Holdings, Inc. (Industrial, Electrical components & equipment)144A	4.38	3-31-2029	225,000	216,444
Entegris, Inc. (Technology, Semiconductors)144A	5.95	6-15-2030	135,000	136,661
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources)144A♦†	6.50	1-15-2026	710,000	0
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%) (Utilities, Electric)±	7.63	12-15-2054	245,000	253,649
Excelerate Energy LP (Energy, Pipelines)144A	8.00	5-15-2030	215,000	228,005
EZCORP, Inc. (Financial, Diversified financial services)144A	7.38	4-1-2032	140,000	148,002
FirstCash, Inc. (Consumer, cyclical, Retail)144A	4.63	9-1-2028	100,000	98,318
FirstCash, Inc. (Consumer, cyclical, Retail)144A	6.88	3-1-2032	315,000	322,837
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	5.50	5-1-2028	245,000	244,899
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	7.00	5-1-2031	250,000	258,730
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	7.00	6-15-2032	95,000	98,063
Genesee & Wyoming, Inc. (Industrial, Transportation)144A	6.25	4-15-2032	200,000	204,699
Genting New York LLC/GENNY Capital, Inc. (Consumer, cyclical, Lodging)144A	7.25	10-1-2029	200,000	203,099
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	8.63	4-15-2029	110,000	114,446
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	10.25	4-15-2031	250,000	268,313
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Global Atlantic Fin Co. (5 Year Treasury Constant Maturity+3.55%) (Financial, Insurance)144A±	7.25%	3-1-2056	$145,000	$142,921
Gray Media, Inc. (Communications, Media)144A	9.63	7-15-2032	175,000	177,925
HA Sustainable Infrastructure Capital, Inc. (5 Year Treasury Constant Maturity+4.30%) (Financial, Investment Companies)±	8.00	6-1-2056	140,000	148,610
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	9-1-2028	145,000	145,955
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	5-15-2032	85,000	88,498
Herc Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	7.00	6-15-2030	250,000	260,093
Herc Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	7.25	6-15-2033	210,000	219,918
Hess Midstream Operations LP (Energy, Pipelines)144A	5.50	10-15-2030	85,000	85,039
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	2-1-2031	310,000	306,372
HUB International Ltd. (Financial, Insurance)144A	5.63	12-1-2029	105,000	103,681
HUB International Ltd. (Financial, Insurance)144A	7.38	1-31-2032	250,000	256,093
Industrial F&B Investments III, Inc. (Consumer, non-cyclical, Food)144A	7.75	2-11-2033	170,000	171,786
IQVIA, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.25	6-1-2032	80,000	81,472
Iron Mountain, Inc. (Financial, REITs)144A	4.50	2-15-2031	230,000	221,024
Iron Mountain, Inc. (Financial, REITs)144A	5.25	7-15-2030	385,000	381,016
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.13	11-1-2032	120,000	120,631
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.75	5-1-2033	150,000	154,097
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	7.13	4-30-2031	205,000	212,538
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A	8.25	5-15-2030	85,000	88,958
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A	9.50	2-15-2029	125,000	131,531
K Hovnanian Enterprises, Inc. (Consumer, cyclical, Home builders)144A	8.38	10-1-2033	200,000	200,927
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITs)144A	7.00	7-15-2031	265,000	274,839
Lamb Weston Holdings, Inc. (Consumer, non-cyclical, Food)144A	4.38	1-31-2032	150,000	141,277
Level 3 Financing, Inc. (Communications, Telecommunications)144A	3.63	1-15-2029	160,000	152,000
Level 3 Financing, Inc. (Communications, Telecommunications)144A	6.88	6-30-2033	190,000	196,086
Level 3 Financing, Inc. (Communications, Telecommunications)144A	8.50	1-15-2036	210,000	224,912
LGI Homes, Inc. (Consumer, cyclical, Home builders)144A	8.75	12-15-2028	165,000	169,899
LifePoint Health, Inc. (Consumer, non-cyclical, Healthcare- services)144A	7.00	5-1-2034	85,000	82,881
Lithia Motors, Inc. (Consumer, cyclical, Retail)144A	4.38	1-15-2031	175,000	166,214
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	6.13	3-15-2032	165,000	165,080
Match Group Holdings II LLC (Communications, Internet)144A	5.63	2-15-2029	190,000	190,556
Match Group Holdings II LLC (Communications, Internet)144A	6.13	9-15-2033	160,000	158,088
MetLife, Inc. Series G (5 Year Treasury Constant Maturity+2.08%) (Financial, Insurance)±	6.35	3-15-2055	125,000	127,958
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	8.50	3-15-2033	150,000	148,132
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	11.00	3-15-2034	315,000	303,976
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 15

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Molina Healthcare, Inc. (Consumer, non-cyclical, Healthcare- services)144A	6.25%	1-15-2033	$235,000	$234,753
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Healthcare- services)144A	5.75	12-31-2030	81,372	67,468
MPH Acquisition Holdings LLC (PIK at 0.75%) (Consumer, non-cyclical, Healthcare-services)144A¥	6.75	3-31-2031	74,742	50,267
MPH Acquisition Holdings LLC (PIK at 5.00%) (Consumer, non-cyclical, Healthcare-services)144A¥	11.50	12-31-2030	99,530	92,875
Nabors Industries, Inc. (Energy, Oil & gas)144A	9.13	1-31-2030	180,000	189,041
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	6.25	9-15-2033	320,000	309,706
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	6.75	2-1-2032	105,000	104,485
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	7.75	2-15-2029	80,000	83,514
Newell Brands, Inc. (Consumer, cyclical, Housewares)	6.38	5-15-2030	165,000	161,602
Newell Brands, Inc. (Consumer, cyclical, Housewares)144A	8.50	6-1-2028	200,000	208,993
Nissan Motor Acceptance Co. LLC (Consumer, cyclical, Auto manufacturers)144A	7.05	9-15-2028	50,000	51,276
Oak-Eagle AcquireCo, Inc. (Technology, Software)144A	7.25	7-1-2033	120,000	123,650
Oak-Eagle AcquireCo, Inc. (Technology, Software)144A	8.75	7-1-2034	125,000	130,078
OneMain Finance Corp. (Financial, Diversified financial services)	7.13	9-15-2032	295,000	299,147
OneMain Finance Corp. (Financial, Diversified financial services)	7.88	3-15-2030	255,000	265,834
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	4.63	3-15-2030	150,000	145,952
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	7.38	2-15-2031	225,000	235,323
PacifiCorp (5 Year Treasury Constant Maturity+3.29%) (Utilities, Electric)±	7.13	8-15-2056	235,000	234,233
Paramount Global (Communications, Media)	4.20	5-19-2032	165,000	144,193
Paramount Global (U.S. SOFR 3 Month+3.90%) (Communications, Media)±	6.25	2-28-2057	185,000	132,168
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (Financial, REITs)144A	5.88	10-1-2028	140,000	139,665
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (Financial, REITs)144A	7.00	2-1-2030	190,000	193,977
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.38	2-15-2030	155,000	154,119
Performance Food Group, Inc. (Consumer, non-cyclical, Food)144A	6.13	9-15-2032	130,000	131,777
PetSmart LLC/PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	7.50	9-15-2032	250,000	253,150
PetSmart LLC/PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	10.00	9-15-2033	155,000	156,562
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%) (Utilities, Electric)±	7.38	3-15-2055	245,000	251,996
PNC Financial Services Group, Inc. Series U (5 Year Treasury Constant Maturity+3.00%) (Financial, Banks)ʊ±	6.00	5-15-2027	290,000	290,045
PR RNO Property Owner 1 LLC (Communications, Telecommunications)144A%%	6.50	5-1-2031	210,000	208,155
PRA Group, Inc. (Financial, Diversified financial services)144A	5.00	10-1-2029	135,000	128,167
Prairie Acquiror LP (Energy, Pipelines)144A	9.00	8-1-2029	200,000	208,854
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Provident Funding Associates LP/PFG Finance Corp. (Financial, Diversified financial services)144A	9.75%	9-15-2029	$190,000	$197,864
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.38	3-1-2032	65,000	66,026
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.75	3-1-2033	170,000	172,391
QXO Building Products, Inc. (Consumer, cyclical, Retail)144A	6.75	4-30-2032	180,000	183,607
Radiology Partners, Inc. (Consumer, non-cyclical, Healthcare- services)144A	8.50	7-15-2032	200,000	198,856
RB Global Holdings, Inc. (Consumer, cyclical, Distribution/wholesale)144A	7.75	3-15-2031	50,000	51,914
RHP Hotel Properties LP/RHP Finance Corp. (Financial, REITs)144A	5.75	3-15-2034	215,000	213,712
RHP Hotel Properties LP/RHP Finance Corp. (Financial, REITs)144A	6.50	6-15-2033	200,000	206,003
Rocket Cos., Inc. (Financial, Diversified financial services)144A	6.13	8-1-2030	100,000	101,484
Rocket Cos., Inc. (Financial, Diversified financial services)144A	6.50	8-1-2029	100,000	101,869
Rocket Cos., Inc. (Financial, Diversified financial services)144A	7.13	2-1-2032	200,000	206,725
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (Financial, Diversified financial services)144A	4.00	10-15-2033	120,000	108,117
Rocket Software, Inc. (Technology, Software)144A	6.50	2-15-2029	60,000	53,574
Rocket Software, Inc. (Technology, Software)144A	9.00	11-28-2028	225,000	223,887
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.75	3-15-2033	85,000	88,623
Sally Holdings LLC/Sally Capital, Inc. (Consumer, cyclical, Retail)	6.75	4-1-2032	100,000	103,070
SCIH Salt Holdings, Inc. (Basic materials, Chemicals)144A	6.63	5-1-2029	230,000	228,300
Sempra (5 Year Treasury Constant Maturity+2.87%) (Utilities, Electric)±	4.13	4-1-2052	145,000	142,900
Sensata Technologies, Inc. (Industrial, Electronics)144A	6.63	7-15-2032	30,000	30,953
Service Corp. International (Consumer, non-cyclical, Commercial services)	5.75	10-15-2032	275,000	277,425
SESI LLC (Energy, Oil & gas services)144A	7.88	9-30-2030	195,000	201,365
Sirius XM Radio LLC (Communications, Media)144A	4.13	7-1-2030	310,000	288,452
Six Flags Entertainment Corp. (Consumer, cyclical, Entertainment)144A	7.25	5-15-2031	60,000	59,160
Six Flags Entertainment Corp./Canada’s Wonderland Co./Millennium Operations LLC (Consumer, cyclical, Entertainment)144A	8.63	1-15-2032	130,000	132,165
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co. (Consumer, cyclical, Entertainment)144A	6.63	5-1-2032	255,000	259,536
SM Energy Co. (Energy, Oil & gas)144A	9.63	6-15-2033	140,000	155,999
Sonic Automotive, Inc. (Consumer, cyclical, Retail)144A	4.88	11-15-2031	175,000	168,257
Sotheby’s/BidFair Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	5.88	6-1-2029	350,000	332,283
SS&C Technologies, Inc. (Technology, Software)144A	6.50	6-1-2032	275,000	278,254
Standard Building Solutions, Inc. (Industrial, Building materials)144A	6.25	8-1-2033	120,000	119,923
Star Parent, Inc. (Consumer, non-cyclical, Healthcare-services)144A	9.00	10-1-2030	310,000	324,742
Starwood Property Trust, Inc. (Financial, REITs)144A	6.50	7-1-2030	245,000	251,014
Surgery Center Holdings, Inc. (Consumer, non-cyclical, Healthcare- services)144A	7.25	4-15-2032	155,000	154,586
SV RNO Property Owner 1 LLC (Communications, Telecommunications)144A	5.88	3-1-2031	175,000	171,701
Sword Purchaser LLC (Industrial, Packaging & containers)144A	8.25	4-15-2033	255,000	260,905
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	12-31-2030	275,000	276,459
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 17

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare-services)	6.75%	5-15-2031	$400,000	$411,026
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	5.00	1-31-2028	195,000	193,098
TransDigm, Inc. (Industrial, Aerospace/defense)144A	6.63	3-1-2032	580,000	596,062
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	60,000	60,548
U.S. Foods, Inc. (Consumer, non-cyclical, Food)144A	5.75	4-15-2033	280,000	281,028
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	4-15-2029	325,000	310,100
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	6.25	3-15-2031	85,000	78,825
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (Financial, REITs)144A	6.00	1-15-2030	70,000	67,638
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC (Communications, Telecommunications)144A	8.63	6-15-2032	80,000	83,728
USA Compression Partners LP/USA Compression Finance Corp. (Energy, Oil & gas services)144A	6.25	10-1-2033	40,000	40,364
Venture Global LNG, Inc. (Energy, Pipelines)144A	8.38	6-1-2031	165,000	172,035
Venture Global LNG, Inc. (Energy, Pipelines)144A	9.88	2-1-2032	185,000	198,478
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%) (Energy, Pipelines)144Aʊ±	9.00	9-30-2029	240,000	237,370
Venture Global Plaquemines LNG LLC (Energy, Pipelines)144A	7.50	5-1-2033	330,000	365,958
Veritiv Operating Co. (Consumer, non-cyclical, Commercial services)144A	10.50	11-30-2030	185,000	194,948
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.88	10-15-2033	65,000	65,165
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	7.00	2-15-2029	150,000	150,403
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%) (Utilities, Electric)144Aʊ±	7.00	12-15-2026	135,000	135,394
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%) (Utilities, Electric)144Aʊ±	8.88	1-15-2029	300,000	322,499
Vornado Realty LP (Financial, REITs)	5.75	2-1-2033	155,000	155,263
Wayfair LLC (Communications, Internet)144A	6.75	11-15-2032	285,000	288,137
Wells Fargo & Co. (5 Year Treasury Constant Maturity+2.77%) (Financial, Banks)ʊ±	6.85	9-15-2029	280,000	291,255
WESCO Distribution, Inc. (Industrial, Electrical components & equipment)144A	6.63	3-15-2032	295,000	305,521
Whirlpool Corp. (Consumer, cyclical, Home furnishings)	6.13	6-15-2030	170,000	166,708
Windstream Services LLC/Windstream Escrow Finance Corp. (Communications, Telecommunications)144A	8.25	10-1-2031	225,000	237,982
WULF Compute LLC (Communications, Telecommunications)144A	7.75	10-15-2030	110,000	115,609
Zebra Technologies Corp. (Technology, Office/business equipment)144A	6.50	6-1-2032	200,000	203,891
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	6.88	4-23-2032	140,000	136,999
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	7.50	3-24-2031	115,000	115,148
Total corporate bonds and notes (Cost $45,387,629)				46,056,659
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans: 0.77%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%) (Consumer, cyclical, Housewares)±	9.40%	10-30-2029	197,997	$197,255
Asurion LLC (U.S. SOFR 1 Month+4.25%) (Financial, Insurance)±	7.90	9-19-2030	83,707	83,707
Bausch & Lomb Corp. (U.S. SOFR 1 Month+3.75%) (Consumer, non- cyclical, Healthcare-products)±	7.40	1-15-2031	109,450	109,963
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%) (Communications, Telecommunications)±	8.15	9-27-2029	138,937	139,223
Crescent Midstream Intermediate Holdings LLC (U.S. SOFR 3 Month+3.75%) (Energy, Pipelines)±	7.42	2-18-2033	145,000	145,605
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%) (Communications, Media)±	9.18	8-2-2029	170,893	171,187
EW Scripps Co. (U.S. SOFR 1 Month+5.75%) (Communications, Media)±	9.53	6-30-2028	66,562	66,826
Mauser Packaging Solutions Holding Co. (U.S. SOFR 3 Month+3.50%) (Industrial, Packaging & containers)±	7.16	4-15-2030	145,000	142,251
McAfee Corp. (U.S. SOFR 1 Month+3.00%) (Technology, Computers)±	6.65	3-1-2029	133,313	117,148
Modivcare Buyer LLC (U.S. SOFR 3 Month+5.00%) (Consumer, non- cyclical, Healthcare-services)±	8.70	12-30-2032	131,942	116,768
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%) (Consumer, non-cyclical, Healthcare-services)±	7.41	12-31-2030	19,507	19,468
Owens-Illinois, Inc. (U.S. SOFR 1 Month+3.00%) (Industrial, Packaging & containers)±	6.65	9-30-2032	149,625	147,381
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+4.25%) (Consumer, cyclical, Retail)±	7.95	2-3-2031	165,000	163,721
Prairie Acquiror LP (U.S. SOFR 1 Month+3.25%) (Energy, Pipelines)±	6.90	8-1-2029	78,411	78,706
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%) (Technology, Software)±	7.40	11-28-2028	53,906	51,341
TK Elevator Midco GmbH (U.S. SOFR 3 Month+2.75%) (Industrial, Machinery-diversified)±	6.44	4-30-2030	205,000	206,537
Tory Burch LLC (U.S. SOFR 1 Month+4.00%) (Consumer, cyclical, Retail)±	7.65	4-30-2031	145,000	143,731
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	7.44	4-1-2031	157,645	156,097
Total loans (Cost $2,287,269)				2,256,915

	Dividend rate	Shares
Preferred stocks: 1.81%
Brazil: 1.61%
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	0.13	477,239	4,730,177
United States: 0.20%
CoBank ACB (U.S. SOFR 3 Month+1.44%) (Financials, Banks)144A±	5.12	750	586,500
Total preferred stocks (Cost $3,909,015)			5,316,677
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.97%
Canada: 0.91%
1261229 BC Ltd. (Consumer, non-cyclical, Pharmaceuticals)144A	10.00%	4-15-2032	$410,000	$423,439
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines)144A	10.50	7-15-2026	250,000	252,802
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%) (Utilities, Electric)±	4.75	1-18-2082	280,000	276,452
Bausch & Lomb Corp. (Consumer, non-cyclical, Healthcare- products)144A	8.38	10-1-2028	225,000	232,312
Bausch Health Cos., Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	6.25	2-15-2029	105,000	77,241
Enbridge, Inc. (5 Year Treasury Constant Maturity+3.71%) (Energy, Pipelines)±	7.38	1-15-2083	325,000	332,944
goeasy Ltd. (Financial, Diversified financial services)144A	7.63	7-1-2029	280,000	250,927
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%) (Communications, Telecommunications)±	7.13	4-15-2055	440,000	453,909
Saturn Oil & Gas, Inc. (Energy, Oil & gas)144A	9.63	6-15-2029	79,000	82,841
TELUS Corp. (5 Year Treasury Constant Maturity+2.52%) (Communications, Telecommunications)±	6.63	6-9-2056	55,000	54,697
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%) (Communications, Telecommunications)±	6.63	10-15-2055	235,000	237,625
				2,675,189
France: 0.27%
Banijay Entertainment SASU (Consumer, cyclical, Entertainment)144A	8.13	5-1-2029	110,000	113,539
BNP Paribas SA (5 Year Treasury Constant Maturity+2.85%) (Financial, Banks)144Aʊ±	6.88	12-15-2033	175,000	173,814
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%) (Financial, Banks)144Aʊ±	8.00	8-22-2031	215,000	230,071
Opal Bidco SAS (Consumer, non-cyclical, Cosmetics/Personal Care)144A	6.50	3-31-2032	280,000	285,063
				802,487
Ireland: 0.21%
GGAM Finance Ltd. (Financial, Diversified financial services)144A	5.88	3-15-2030	275,000	277,027
Perrigo Finance Unlimited Co. (Consumer, non-cyclical, Cosmetics/Personal Care)	6.13	9-30-2032	370,000	348,158
				625,185
Japan: 0.24%
Kioxia Holdings Corp. (Technology, Semiconductors)144A	6.63	7-24-2033	140,000	146,351
Nissan Motor Co. Ltd. (Consumer, cyclical, Auto manufacturers)144A	8.13	7-17-2035	190,000	200,464
Rakuten Group, Inc. (Communications, Internet)144A	9.75	4-15-2029	315,000	345,558
				692,373
Liberia: 0.02%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.63	9-30-2031	60,000	60,825
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Luxembourg: 0.20%
Ardagh Group SA (PIK at 6.50%) (Industrial, Packaging & containers)144A¥	12.00%	12-1-2030	$95,000	$85,253
Froneri Lux Finco Sarl (Consumer, non-cyclical, Food)144A	6.00	8-1-2032	315,000	311,545
Telecom Italia Capital SA (Communications, Telecommunications)	7.20	7-18-2036	190,000	207,395
				604,193
Mexico: 0.03%
Borr IHC Ltd./Borr Finance LLC (Energy, Oil & gas)144A	10.00	11-15-2028	81,098	84,723
Netherlands: 0.40%
Sensata Technologies BV (Industrial, Electronics)144A	5.88	9-1-2030	250,000	251,902
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	8.13	9-15-2031	250,000	281,985
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	8.25	7-15-2030	175,000	182,471
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	12.25	1-15-2031	230,000	250,764
VZ Secured Financing BV (Communications, Media)144A	5.00	1-15-2032	230,000	201,542
				1,168,664
Panama: 0.18%
Carnival Corp. (Consumer, cyclical, Leisure time)144A	5.75	8-1-2032	270,000	271,357
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.13	2-15-2033	250,000	253,665
				525,022
Singapore: 0.09%
Seagate Data Storage Technology Pte. Ltd. (Technology, Computers)144A	8.50	7-15-2031	250,000	261,869
Switzerland: 0.20%
UBS Group AG (5 Year Treasury Constant Maturity+3.40%) (Financial, Banks)144Aʊ±	4.88	2-12-2027	145,000	144,953
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+3.24%) (Financial, Banks)144Aʊ±	6.63	1-8-2031	295,000	297,053
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Consumer, cyclical, Airlines)144A	6.38	2-1-2030	150,000	140,470
				582,476
United Kingdom: 0.13%
Virgin Media Finance PLC (Communications, Media)144A	5.00	7-15-2030	120,000	101,151
Virgin Media Secured Finance PLC (Communications, Media)144A	4.50	8-15-2030	315,000	278,809
				379,960
United States: 0.09%
Global Aircraft Leasing Co. Ltd. (Financial, Diversified financial services)144A	8.75	9-1-2027	265,000	268,792
Total yankee corporate bonds and notes (Cost $8,730,940)				8,731,758
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—April 30, 2026 (unaudited)

		Yield	Shares	Value
Short-term investments: 2.12%
Investment companies: 2.12%
Allspring Government Money Market Fund Select Class♠∞##		3.60%	6,218,420	$6,218,420
Total short-term investments (Cost $6,218,420)				6,218,420
Total investments in securities (Cost $251,754,324)	116.25%			341,275,327
Other assets and liabilities, net	(16.25)			(47,703,444)
Total net assets	100.00%			$293,571,883

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
†	Non-income-earning security
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $286,209 (original cost of $81,126), representing 0.10% of its net assets as of period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,417,110	$66,332,341	$(65,531,031)	$0	$0	$6,218,420	6,218,420	$80,969
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
iShares MSCI EAFE ETF	Morgan Stanley Co.	(9)	$(84,150)	$93.50	5-1-2026	$(7,650)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(133)	(1,323,350)	99.50	5-8-2026	(43,957)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(347)	(3,123,000)	90.00	6-18-2026	(432,015)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(46)	(409,400)	89.00	6-18-2026	(63,365)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(275)	(2,805,000)	102.00	6-18-2026	(58,712)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(273)	(2,675,400)	98.00	6-18-2026	(139,912)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,102)	(6,777,300)	61.50	5-1-2026	(343,273)
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2026 (unaudited)

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(43)	$(258,000)	$60.00	5-8-2026	$(18,039)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(4,242)	(29,694,000)	70.00	5-15-2026	(46,662)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(846)	(5,752,800)	68.00	5-15-2026	(18,189)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(88)	(554,400)	63.00	6-18-2026	(25,564)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(743)	(5,349,600)	72.00	6-18-2026	(39,179)
Russell 2000 Index	Morgan Stanley Co.	(27)	(7,438,500)	2,755.00	5-1-2026	(128,250)
Russell 2000 Index	Morgan Stanley Co.	(14)	(3,990,000)	2,850.00	5-8-2026	(18,410)
Russell 2000 Index	Morgan Stanley Co.	(66)	(19,602,000)	2,970.00	5-15-2026	(18,150)
Russell 2000 Index	Morgan Stanley Co.	(75)	(22,350,000)	2,980.00	5-22-2026	(39,000)
Russell 2000 Index	Morgan Stanley Co.	(6)	(1,776,000)	2,960.00	5-29-2026	(6,780)
S&P 500 Index	Morgan Stanley Co.	(2)	(1,290,000)	6,450.00	5-1-2026	(153,280)
S&P 500 Index	Morgan Stanley Co.	(3)	(1,917,000)	6,390.00	5-1-2026	(247,905)
S&P 500 Index	Morgan Stanley Co.	(4)	(2,672,000)	6,680.00	5-8-2026	(216,400)
S&P 500 Index	Morgan Stanley Co.	(12)	(8,670,000)	7,225.00	5-8-2026	(61,500)
S&P 500 Index	Morgan Stanley Co.	(5)	(3,495,000)	6,990.00	5-15-2026	(128,425)
S&P 500 Index	Morgan Stanley Co.	(7)	(4,928,000)	7,040.00	5-22-2026	(163,450)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(10)	(450,000)	450.00	5-15-2026	(48,000)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(11)	(550,000)	500.00	5-15-2026	(7,425)
						$(2,473,492)
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Statement of assets and liabilities—April 30, 2026 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $245,535,904)	$335,056,907
Investments in affiliated securities, at value (cost $6,218,420)	6,218,420
Cash	1,009,760
Foreign currency, at value (cost $366,554)	368,066
Receivable for investments sold	4,542,755
Receivable for dividends and interest	2,798,777
Prepaid expenses and other assets	104,310
Total assets	350,098,995
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	6,135,029
Written options, at value (premiums received $1,614,485)	2,473,492
Advisory fee payable	232,939
Administration fee payable	13,702
Accrued expenses and other liabilities	171,950
Total liabilities	56,527,112
Total net assets	$293,571,883
Net assets consist of
Paid-in capital	$319,997,166
Total distributable loss	(26,425,283)
Total net assets	$293,571,883
Net asset value per share
Based on $293,571,883 divided by 43,065,914 shares issued and outstanding (unlimited number of shares authorized)	$6.82
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Statement of operations—six months ended April 30, 2026 (unaudited)
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $547,907)	$6,387,868
Interest	2,003,755
Income from affiliated securities	80,969
Total investment income	8,472,592
Expenses
Advisory fee	1,373,664
Administration fee	80,804
Custody and accounting fees	22,053
Professional fees	61,713
Registration fees	59
Shareholder report expenses	31,944
Trustees’ fees and expenses	9,425
Transfer agent fees	15,200
Interest expense	1,066,909
Dividends on securities sold short	170,371
Other fees and expenses	50,436
Total expenses	2,882,578
Net investment income	5,590,014
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	20,187,766
Securities sold short	(364,078)
Foreign currency and foreign currency translations	34,803
Forward foreign currency contracts	(9)
Written options	(2,314,923)
Net realized gains on investments	17,543,559
Net change in unrealized gains (losses) on
Unaffiliated securities	5,173,441
Foreign currency and foreign currency translations	1,148
Written options	(374,093)
Net change in unrealized gains (losses) on investments	4,800,496
Net realized and unrealized gains (losses) on investments	22,344,055
Net increase in net assets resulting from operations	$27,934,069
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Statement of changes in net assets
Statement of changes in net assets
	Six months ended April 30, 2026 (unaudited)	Year ended October 31, 2025
Operations
Net investment income	$5,590,014	$8,491,421
Net realized gains on investments	17,543,559	21,239,945
Net change in unrealized gains (losses) on investments	4,800,496	30,849,555
Net increase in net assets resulting from operations	27,934,069	60,580,921
Distributions to shareholders from
Net investment income and net realized gains	(11,539,512)	(11,103,999)
Tax basis return of capital	0	(10,336,797)
Total distributions to shareholders	(11,539,512)	(21,440,796)
Total increase in net assets	16,394,557	39,140,125
Net assets
Beginning of period	277,177,326	238,037,201
End of period	$293,571,883	$277,177,326
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Statement of cash flows—six months ended April 30, 2026 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$27,934,069
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(169,817,856)
Proceeds from the sales of long-term securities	182,931,147
Amortization, net	(43,913)
Proceeds from securities sold short	9,742,590
Purchases to cover short securities	(10,106,668)
Purchases and sales of short-term securities, net	(802,590)
Proceeds from premiums received from written options	7,201,287
Payment to close written options	(9,206,066)
Increase in receivable for investments sold	(4,025,128)
Increase in receivable for dividends and interest	(902,567)
Increase in prepaid expenses and other assets	(56,167)
Increase in payable for investments purchased	2,559,902
Decrease in advisory fee payable	(13,364)
Decrease in administration fee payable	(786)
Decrease in accrued expenses and other liabilities	(201,985)
Proceeds from foreign currency transactions	35,942
Net realized gains on unaffiliated securities	(20,187,766)
Net realized losses on securities sold short	364,078
Net realized gains on foreign currency and foreign currency translations	(34,803)
Net realized gains (losses) on forward foreign currency contracts	9
Net realized losses from written options	2,314,923
Net change in unrealized (gains) losses on unaffiliated securities	(5,173,441)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(1,148)
Net change in unrealized (gains) losses on written options	374,093
Net cash provided by operating activities	12,883,792
Cash flows from financing activities
Cash distributions paid	(11,539,512)
Net cash used in financing activities	(11,539,512)
Net increase in cash	1,344,280
Cash (including foreign currency)
Beginning of period	33,546
End of period*	$1,377,826
Supplemental cash disclosure
Cash paid for interest expense on borrowings	$1,269,425
Cash paid for dividends and interest expense on securities sold short	$170,371

*	The ending balance is composed of Foreign currency, at value of $368,066 and Cash of $1,009,760 on the Statement of assets and liabilities.
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Period ended April 30, 2026 (unaudited)	Year ended October 31
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$6.44	$5.53	$4.52	$4.57	$6.03	$4.84
Net investment income	0.13 [1]	0.20 [1]	0.20 [1]	0.15 [1]	0.13	0.20 [1]
Net realized and unrealized gains (losses) on investments	0.52	1.21	1.24	0.25	(1.06)	1.51
Total from investment operations	0.65	1.41	1.44	0.40	(0.93)	1.71
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.24)	(0.21)	(0.18)	(0.26)
Tax basis return of capital	0.00	(0.24)	(0.20)	(0.24)	(0.35)	(0.26)
Total distributions to shareholders	(0.27)	(0.50)	(0.44)	(0.45)	(0.53)	(0.52)
Anti-dilutive effect of shares repurchased	0.00	0.00	0.01	0.00 [2]	0.00	0.00 [2]
Net asset value, end of period	$6.82	$6.44	$5.53	$4.52	$4.57	$6.03
Market value, end of period	$6.37	$5.79	$4.81	$3.84	$4.63	$5.81
Total return based on market value[3]	15.06%	32.25%	37.42%	(8.16)%	(11.43)%	56.27%
Ratios to average net assets (annualized)
Expenses*	2.08%	2.45%	2.77%	2.98%	1.86%	1.37%
Net investment income*	4.04%	3.35%	3.74%	3.18%	2.52%	3.57%
Supplemental data
Portfolio turnover rate	51%	81%	75%	97%	97%	105%
Net assets, end of period (000s omitted)	$293,572	$277,177	$238,037	$195,565	$197,587	$260,634
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$7,180	$6,835	$6,011	$5,117	$5,160	$6,487

*	Ratios include dividends on securities sold short and/or interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2026 (unaudited)	0.89%
Year ended October 31, 2025	1.20%
Year ended October 31, 2024	1.54%
Year ended October 31, 2023	1.65%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
Notes to financial statements
1.ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2026, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
Allspring Global Dividend Opportunity Fund | 29

Notes to financial statements (unaudited)
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may sell a security it does not own as a result of an exercised written call option. The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such securities during the period are recorded as an expense on the Statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of assets and liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
30 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9.00% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $253,553,315 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$99,053,183
Gross unrealized losses	(13,804,663)
Net unrealized gains	$85,248,520
As of October 31, 2025, the Fund had capital loss carryforwards which consisted of $123,276,416 in short-term capital losses.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Global Dividend Opportunity Fund | 31

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$142,100	$0	$142,100
Common stocks
Australia	0	2,789,952	0	2,789,952
Brazil	6,909,055	0	0	6,909,055
Canada	4,556,898	0	0	4,556,898
China	0	5,967,308	0	5,967,308
France	0	15,634,885	0	15,634,885
Germany	0	7,864,668	0	7,864,668
Ireland	9,705,034	0	0	9,705,034
Israel	0	3,177,013	0	3,177,013
Italy	0	5,983,763	0	5,983,763
Japan	0	13,596,171	0	13,596,171
Netherlands	0	3,065,615	0	3,065,615
Singapore	0	2,376,986	0	2,376,986
South Korea	0	5,815,241	0	5,815,241
Spain	0	3,818,356	0	3,818,356
Taiwan	7,436,027	0	0	7,436,027
United Kingdom	0	7,993,323	0	7,993,323
United States	162,702,152	3,160,351	0	165,862,503
Corporate bonds and notes	0	46,056,659	0	46,056,659
Loans	0	2,256,915	0	2,256,915
Preferred stocks
Brazil	4,730,177	0	0	4,730,177
United States	0	586,500	0	586,500
Yankee corporate bonds and notes	0	8,731,758	0	8,731,758
Short-term investments
Investment companies	6,218,420	0	0	6,218,420
Total assets	$202,257,763	$139,017,564	$0	$341,275,327
Liabilities
Written options	$2,434,313	$39,179	$0	$2,473,492
Total liabilities	$2,434,313	$39,179	$0	$2,473,492
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
32 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended April 30, 2026.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2026 and year ended October 31, 2025, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2026 and year ended October 31, 2025,, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.BORROWINGS
The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2026 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2026, the Fund had average borrowings outstanding of $47,500,000 (on an annualized basis) at an average interest rate of 4.53% and recorded interest in the amount of $1,066,909, which represents 0.77% of its average daily net assets (on an annualized basis). The maximum balance outstanding during the six months ended April 30, 2026 was $47,500,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended were $168,108,062 and $178,462,585, respectively.
8.DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2026, the Fund entered into written options for income generation and hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the six months ended April 30, 2026 was as follows:
Forward foreign currency contracts
Average contract amounts to sell	$33,718
Written options
Average number of contracts written	9,933
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2026 by primary risk type was as follows for the Fund:
Equity risk
Liability derivatives
Written options	$2,473,492
Allspring Global Dividend Opportunity Fund | 33

Notes to financial statements (unaudited)
The effect of derivative instruments on the Statement of operations for the six months ended April 30, 2026 was as follows:
	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$(9)	$(9)
Written options	(2,314,923)	0	(2,314,923)
	$(2,314,923)	$(9)	$(2,314,932)
Net change in unrealized gains (losses) on derivatives
Written options	$(374,093)	$0	$(374,093)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$2,473,492	$0	$(2,473,492)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
May 19,2026	June 11,2026	July 1,2026	$0.14211
These distributions are not reflected in the accompanying financial statements.
34 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On February 2, 2026, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Isaiah Harris, Jr.
Shares voted “For”	29,226,665
Shares voted “Withhold”	4,188,394
Shares voted “Abstain”	776,042
Cindy Miller
Shares voted “For”	29,266,981
Shares voted “Withhold”	4,115,588
Shares voted “Abstain”	808,532
Olivia S. Mitchell
Shares voted “For”	29,180,282
Shares voted “Withhold”	4,165,579
Shares voted “Abstain”	845,240
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

Allspring Global Dividend Opportunity Fund | 35

Other information (unaudited)
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

36 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2029 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
Cindy J. Miller (Born 1960)	Trustee of all Trusts, since 2026
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc. Board Member FedEx Freight Holding Company, Inc.
Olivia S. Mitchell (Born 1953)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Dividend Opportunity Fund | 37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee of ETF Trust, since 2024; Audit Committee Chair of ETF Trust, since 2025 Trustee of all other Trusts, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee of all Trusts, since 2026
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee and Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 1996; Chair, since 2018
Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of
Minnesota, from 2007-2025. President and Chief Executive Officer of Southern Minnesota
Initiative Foundation, a non-profit organization, from 2007-2025. Co-Chair of the Committee for a
Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar
Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the
University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee and Nominating and Governance Committee Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee and Chair Liaison of ETF Trust, since 2024 Trustee of all other Trusts, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Dividend Opportunity Fund | 39

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President of all Trusts, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer of ETF Trust, since 2024 Treasurer of all other Trusts, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer of ETF Trust, since 2024 Chief Compliance Officer of all other Trusts, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer of ETF Trust, since 2024 Chief Legal Officer of all other Trusts, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

40 | Allspring Global Dividend Opportunity Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Global Dividend Opportunity Fund | 41

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05012026-vdz21bew 06-26
SAR142 04-26

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2025 to 11/30/2025	0	$0.00	0	2,153,296
12/1/2025 to 12/31/2025	0	0.00	0	2,153,296
1/1/2026 to 1/31/2026	0	0.00	0	2,153,296
2/1/2026 to 2/28/2026	0	0.00	0	2,153,296
3/1/2026 to 3/31/2026	0	0.00	0	2,153,296
4/1/2026 to 4/30/2026	0	0.00	0	2,153,296
Total	0	$0.00	0	2,153,296

On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 24, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: June 24, 2026